United States
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of
The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) July 16, 2009

Monroe Bancorp
(Exact name of registrant as specified in its charter)

Indiana
(State or other jurisdiction of incorporation)

000-31951	35-1594017
(Commission File Number)	(IRS Employer Identification No.)

210 East Kirkwood Avenue, Bloomington, IN	47408
(Address of principal executive offices)	(Zip Code)

(812) 336-0201
Registrant's telephone number, including area code:

NA
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):
[ ]	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[ ]	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[ ]	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[ ]	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01. Other Events.

On July 16, 2009, the registrant issued a press release announcing that it has priced $12 million of subordinated debentures in a public offering underwritten by Howe Barnes Hoefer & Arnett, Inc. A copy of the press release relating to this announcement is attached as Exhibit 99.1 and is incorporated herein by reference.

Item 9.01. Financial Statements and Exhibits.

(d) Exhibits

99.1   Press Release issued by Monroe Bancorp, July 16, 2009

SIGNATURE

    Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Monroe Bancorp
Date: July 16, 2009	/s/ MARK D. BRADFORD Mark D. Bradford President and Chief Executive Officer

EXHIBIT INDEX

Exhibit No.	Exhibit Title

99.1	Press release issued by Monroe Bancorp, July 16, 2009